                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): August 3, 2004


                         BRUSH ENGINEERED MATERIALS INC.
               (Exact Name of Registrant as Specified in Charter)



Ohio                                1-15885                  34-1919973
(State or Other Juris-              (Commission              (IRS Employer
diction of Incorporation)           File Number)             Identification No.)


17876 St. Clair Avenue              Cleveland, Ohio          44110
(Address of Principal Executive Offices)                     (Zip Code)




Registrant's telephone number, including area code:  (216) 486-4200



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Item 5.  Other Events
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         On August 3, 2004, Brush Engineered Materials Inc. issued a press release announcing the partial exercise of 200,000 shares of its common stock pursuant to the over-allotment option granted to the underwriters of its recent public offering. The press release is attached hereto as Exhibit 99.1.



                                   SIGNATURES
                                   ----------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 BRUSH ENGINEERED MATERIALS INC.



Date: August 3, 2004             By: /s/ Michael C. Hasychak
                                         Vice President, Secretary and Treasurer